THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

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--------------------------------------------------------------------------------

                                                               February 26, 1996

Dear Shareholders:

We are pleased to report on the results of The Latin America Equity Fund, Inc. (the "Fund") for the year ended December 31, 1995.

At December 31, 1995, the Fund's investments in securities in various Latin American countries totaled $120.7 million, with the balance of the Funds investments, $0.2 million, invested in short-term obligations. At December 31, 1995, the Fund's net asset value was $14.93 per share, after taking into account 1995 distributions of $0.24 per share. In comparison, the Fund's net asset value at December 31, 1994 was $17.92 per share.

MARKET COMMENTARY

The year ended 1995 was a difficult and dramatic one for the Latin American markets, with the first several months of the year dominated by the fallout from Mexico's currency crisis. However, as 1996 begins, we are cheered by the markedly improving tone of the region's equity markets. January was the third consecutive positive month for the region, something that had not occurred since mid-summer. It now appears to us that the "Tequila Effect" -- the simultaneous decline of virtually the entire region's markets in sympathy with Mexico's crisis -- is effectively a thing of the past. Local concerns have returned to the forefront in determining market performance and returns during the last quarter of the year ranged from strongly positive in Argentina (the best-performing market worldwide) to deeply negative in Brazil.

We believe that Latin American markets are poised to recover in 1996 following nearly two years of disappointing performance. In part, this stems from our view that there will be a continued easing of monetary policy by the U.S. That should permit local interest rates to fall and also encourage a pick-up in capital flows. We have already begun to see increased flows of investment capital into Latin America, relative to an extremely negative investment environment during much of 1994 and 1995 and we are particularly pleased with growing signs of interest in the region from "non-dedicated" mutual funds and investment managers -- in other words, from investors who evaluate the attractiveness of Latin American markets against those of all other regions and allocate their global assets accordingly. Economic fundamentals have been improving throughout the region for several months, but it is clear that the Mexican peso crisis of December 1994 had a material impact on both the economic prospects for the region, and, at least in the near-term, on investors' perception of the outlook for stock market returns. In our view, this pessimism was overdone.

The persistent and exaggerated pessimism of investors in Argentina, for example, is at odds with the substantial gains being made in that economy and the strong fourth quarter recovery only went part way toward pricing in those fundamental improvements. Similarly, in light of the tremendous progress being made in Brazil, it again seems that the market would be significantly higher were it not for the remaining hangover from the "Tequila Effect."

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In  addition, contrary to the historic response normally seen in the region, the peso crisis has acted as  a wake-up call to Latin  American policy makers. As  a
result,   social  security  systems  are  being  reformed  and  private  pension arrangements have been put in place to boost savings rates, along the lines of the systems which have worked so well in Chile.

Similarly, there has been widespread recognition of the need to improve export performance, in order to generate valuable foreign exchange reserves. A key element of this has been a renewed awareness of the need to increase labor productivity and at the same time reduce employers' costs. Finally, we also anticipate renewed measures to reduce bureaucracy and increase deregulation, primarily through the privatization process. This became evident during 1995 in Argentina and should expand next year into Mexico and Brazil -- where a series of far-reaching privatizations are the key to the ultimate transition of those economies.

Consequently, we expect 1996 to prove to be a more positive year, with the absence of major macro-economic shocks. Despite the recent rally in various markets, asset prices are still depressed in our view, and do not yet reflect the improved prospects.

MEXICO

Both the Mexican BOLSA and the peso continued to display significant levels of volatility throughout 1995. Interestingly, Mexico's negative performance for the year (from a U.S. dollar-based investor's perspective) was entirely the result of a declining currency. The peso began the year trading at approximately 5 to the dollar, having depreciated steeply from an exchange rate of 3.5 in mid-December of 1994. At the end of 1995, it had cheapened to a value of 7.7 to the U.S. dollar, reflecting a loss in value of 36% during the year and of 55% since the beginning of the crisis. The stock market, on the other hand, reached its lowest point (in peso terms) in early March and then doubled in price (as measured by the BOLSA index) in the last nine months of the year.

A key point about Mexico is that the very real risk of default on its external obligations has clearly passed. The restructuring arrangements overseen by the World Bank and the U.S. government throughout 1995 have seen to this. Mexico's prepayment of $700 million of the U.S. loan (funded by a successful Eurobond offering) in early October was an important, if symbolic, signal that the stabilization program remains effective. In this respect, it is significant that President Zedillo has laid out a clear plan to implement continued reform measures in the coming months. We should expect to see privatizations for example, in previously untouchable sectors of the economy, such as in the energy and related industries. Zedillo has a pressing social need to boost the economy and this stimulus cannot come from domestic sources alone. Hence, Mexico has to attract overseas capital again. Most important in this regard will be maintaining a commitment to tight money and fiscal discipline; investors do not want to see the Mexican government trying to spend its way out of the present recession.

Late in the year, Mexico was finally able to stabilize the peso, after a steady decline which had sharpened significantly during the first two weeks of November. By steadfastly permitting short-term interest rates to rise as high as the market deemed necessary (back to more than 70% at one point, in fact), and by projecting an air of consistency and purpose in economic policy, the Mexicans injected a somewhat higher level of

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THE LATIN AMERICA EQUITY FUND, INC.
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confidence  into the  market, bringing the  value of  the peso down  from a weak point of nearly 8 to the U.S. dollar to a trading range of around 7.5 to the U.S. dollar. In reality, economic fundamentals improved substantially in Mexico from their low point early in the year. Third quarter corporate results, for example, were not as bad as many had expected, a real sign that the economy may have bottomed.

Serious problems, of course, remain in the Mexican banking system, which will make progress difficult for both the peso and the stock market. In addition, the political picture remains murky, as serious questions continue to be raised about the Colosio and Massieu assassinations, about corruption in former President Salinas' administration (and in his family), and about the willingness of the Zedillo administration and the Institutional Revolutionary Party ("PRI") to confront the disturbing implications of these problems. Equally as important, President Zedillo's lack of strong leadership has left something of a power and policy vacuum, a situation with which Mexico -- with its tradition of a strong presidency -- is completely unaccustomed and apparently uncomfortable. On the positive side, however, recent political trends have been positive, in that virtually all of the elections held so far this year have been won by the conservative opposition, keeping the pressure on the governing PRI. In addition, talks were recently reactivated to address constitutional reform.

ARGENTINA

In the early part of the year, Argentina suffered particularly from comparisons with Mexico, and rumors of imminent default or devaluation periodically swirled through the market. Foreign investors account for a large portion of the trading in this market, and the economies bore a certain similarity -- with that of Mexico, particularly in their overvalued currencies and high current account deficits.

In the May elections, President Menem was re-elected by a surprisingly strong margin, briefly boosting the market. This euphoria was short-lived, however, as doubts were soon raised about the health of the relationship between the two key figures in the government, Menem and his Economics Minister, Domingo Cavallo. These questions caused repeated jitters in the equity market and slowed its recovery during the middle months of the year. President Menem visited New York in November to meet with investment managers, in an attempt to regain the center stage in Argentina's economic policy process. His attempts to impress U.S. investment managers with his economic leadership turned into a public relations disaster. The fallout from this trip was a renewed sense that Menem's political fate is closely tied to both Cavallo and (more importantly) to the Convertibility Plan that lies at the heart of Argentina's economic success during the 1990s.

Soon thereafter, the Argentine government announced a new program of economic reforms. This program, dominated by spending cuts and a general orientation toward fiscal discipline, was very well received by the market, particularly as it was taken to indicate renewed strength in the Menem-Cavallo partnership. One result of these positive policy developments has been the gradual return to health of the nation's banking system. Total deposits have grown in recent months nearly to the levels prevalent before the onset of the Mexican peso crisis. Thus, paradoxically, the failure of Menem to impress investors led to a more constructive political and economic policy, which in turn led to an improvement in investor sentiment. In the wake of this clear turn in the right direction, Argentina led the region's markets during the last six weeks of the year, finishing 1995 on a particularly buoyant note.

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We continue to  believe that  Argentina is  an extremely  attractive market,  in light of both improving fundamentals and continued cheap valuations. At the end of 1995, the Argentine equity market was priced at only 13.3 times prospective 1996 earnings, based on expected earnings growth of more than 16%.

BRAZIL

In Brazil, the success of the REAL Plan in defeating hyperinflation is now well-established, with the annual inflation rate remaining steadily in the 25% range -- it should be remembered that Brazil experienced an annual inflation rate in excess of 14,000% only 14 months ago. This achievement, however, is now in danger of becoming old news. While we remain bullish on the long-term prospects for this market, we are somewhat less sanguine on shorter-term prospects, in light of delays in enacting fiscal discipline and economic reforms.

Progress in reducing interest rates, in particular, has been hampered by delays in the passage through Congress of a significant package of fiscal reforms. During 1995, the fiscal balance has swung from a 1% surplus a year ago to a current deficit of nearly 4 1/2% of GDP. This negative trend occurred in the context of a strong rise in tax receipts, indicating that spending pressures have not yet been adequately dealt with, either on the national or the provincial level. As a result, real interest rates remain extremely high (around 3% per month), resulting in pronounced weakness in some sectors of the economy.

Nonetheless, it should be noted that a tremendous amount was achieved last year despite the above-mentioned concerns. An example is that of Telecomunicacoes Brasileiras S.A., the semi-state-owned telecommunications system that, through long-anticipated changes in its tariff structure, will finally be allowed to generate the revenues needed to invest in line growth and generate returns for shareholders.

CHILE

The impact of the Mexican crisis upon the rest of Latin America was, of course, profound. The extent to which markets declined in sympathy to Mexico's largely depended upon two variables, which, as it turns out, often go hand in hand. The first is the importance, within each market, of foreign investors, which depends upon both the domestic savings rate and the restrictions imposed upon foreign investment. As Mexico's troubles sucked liquidity out of the emerging markets, the BOLSAS that are dominated by foreigners felt substantially more selling pressure than those where domestic investors control the preponderance of shares. The second factor is the country's similarity, in economic terms, to Mexico. Of the major regional markets, the chief beneficiary of this calculus was Chile, where the savings rate is high, foreign investment is strictly regulated, the currency is fairly valued, the current account balance is healthy and economic reform has been a sterling success. As a result, Chilean equities experienced relatively little diminution of value during the early months of 1995.

However, in the second quarter, concerns arose in the Chilean market about the attitude of General Pinochet, former president and still head of the country's armed forces. This political crisis, sparked by the conviction on human rights violations of two of Pinochet's senior officers and questions over whether the military would allow them to be jailed, raised concerns once again about the military's role in the Chilean polity. These concerns dissipated during the fourth quarter and Chile's essentially democratic political structure remains firmly in place.

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THE LATIN AMERICA EQUITY FUND, INC.
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Chile continued  to experience  high rates  of economic  activity, resulting  in renewed concerns over inflation and a poorer performance in the trade account. The Chilean central bank has responded firmly to the possibility of economic overheating, resulting in a trend toward rising interest rates. The Chilean economy remains fundamentally the strongest in Latin America and the model which other nations are striving to emulate. It is worth noting that many of the policies with which the Zedillo government is attempting to restructure the Mexican economy are modeled after the Chilean program during the mid and late 1980s. Chile took about two years to recover from its 1982 devaluation crisis, which puts Mexico approximately on schedule. The Chilean model helps to explain the Mexicans' clear understanding that a significant improvement in domestic savings is perhaps the most important key to a solid and permanent recovery.

In summary, 1994 and 1995 may prove to be watershed years for the Latin American region. Markets have proved highly volatile and returns have been disappointing. Despite this, the outlook for the major factors we believe determine stock market performance seem better than they have for many years. In addition, governments have responded to the crisis by deepening reforms. This has been especially true in Argentina, but the Cardoso government in Brazil has also made significant progress. Finally, our analysis of market valuation suggests that there is very reasonable growth on offer at quite attractive prices. We do not doubt that there will be occasional periods of volatility and we do expect to see, for example, investors' nerves tested in Brazil as doubts continue to surface over the speed of fiscal reform. Despite this, we are confident that 1996 will prove a much more rewarding period for investors than we have experienced over the past two years.

PORTFOLIO PERFORMANCE

From October 30, 1991 (commencement of investment operations) through December 31, 1995, the Fund's total return, based on net asset value and assuming reinvestment of dividends and distributions, was 63.80%. For the same period, the various indices performed as follows in U.S. dollar terms:

Argentina.......................................     -22.12%
Brazil..........................................    +202.55%
Chile...........................................     +93.98%
Mexico..........................................     -17.23%

The Morgan Stanley Capital International Latin America Index gained 59.12% over the same time period.

For the year ended December 31, 1995, the Fund's total return, based on net asset value and assuming reinvestment of distributions, declined 15.20%. For the same period, the various indices performed as follows in U.S. dollar terms:

Argentina.......................................      +8.65%
Brazil..........................................     -21.29%
Chile...........................................      -6.17%
Mexico..........................................     -23.18%

The Morgan Stanley Capital International Latin America Index declined 12.84% over the same time period.

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THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

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We  wish to remind  shareholders whose shares  are registered in  their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a
broker/dealer   or  nominee  should   contact  that  party   for  details  about
participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 25 and 26 of this report.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

                   [LOGO]
Emilio Bassini
President and
Chief Investment Officer*

------------------------
*Emilio Bassini, who is a member of the Executive Committee of BEA Associates and holds the offices of Chief Financial Officer and Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since the commencement of the Fund's operations. Mr. Bassini joined BEA Associates (formerly Basic Appraisals, Inc. and BEA Associates, Inc.) in 1984. Mr. Bassini is a Director, Chairman of the Board, President and Chief Investment Officer of the Fund and is also a Director, Chairman of the Board, President and Chief Investment Officer of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc. He is also the President and Secretary of The Indonesia Fund, Inc. and Director, Chairman of the Board, President and Investment Officer of The Brazilian Equity Fund, Inc.

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THE LATIN AMERICA EQUITY FUND, INC.
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                               PORTFOLIO SUMMARY
                      AS OF DECEMBER 31, 1995 (unaudited)

--------------------------------------------------------------------------------
        GEOGRAPHIC ASSET BREAKDOWN                   SECTOR ALLOCATION
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                             15.93%
Bolivia                                0.65%
Brazil                                22.71%
Chile                                 27.60%
Columbia                               0.71%
Ecuador                                0.90%
Latin America                          2.70%
Mexico                                15.44%
Peru                                   4.10%
Puerto Rico                            1.10%
Venezuela                              2.43%
Cash & cash equivalents                5.90%
Food & Beverage                       14.70%
Utilities                              9.60%
Telecommunications                     9.40%
Banking/Financial Services             7.40%
Holding Companies                      5.00%
Electric Distribution                  5.30%
Natural Gas                            5.00%
Forestry/Paper Products                4.30%
Electric Generation                    2.80%
Engineering & Construction             2.70%
Cement                                 2.70%
Retail                                 3.10%
Steel                                  5.00%
Cash & cash equivalents                6.00%
Other                                 11.40%
Fixed or Floating Rate
Investments                            5.50%

THIS CHART REPRESENTS THE
GEOGRAPHIC ASSET                     THIS CHART REPRESENTS THE SECTOR
ALLOCATION OF TOTAL NET ASSETS OF    ALLOCATION
THE FUND.                            OF TOTAL NET ASSETS OF THE FUND.

--------------------------------------------------------------------------------
                           TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                        PERCENT
                                                                                           OF
                                                                                          NET
                    HOLDING                          SECTOR            COUNTRY/ REGION   ASSETS
------------------------------------------------------------------------------------------------
  1.  Centrais Eletricas Brasileiras S.A.
                                                    Utilities              Brazil         4.98
------------------------------------------------------------------------------------------------
  2.  Republic of Argentina FRN Series L
      Note                                   Fixed Rate Investments       Argentina       4.83
------------------------------------------------------------------------------------------------
  3.  Banco de Credito e Inversiones
                                                     Banking                Chile         2.97
------------------------------------------------------------------------------------------------
  4.  Corporacion Industrial SanLuis, S.A
      de C.V.                                   Holding Companies          Mexico         2.13
------------------------------------------------------------------------------------------------
  5.  Camuzzi Argentina S.A.
                                                   Natural Gas            Argentina       2.08
------------------------------------------------------------------------------------------------
  6.  Empresa Nacional de Electricidad
      S.A.                                     Electric Generation          Chile         2.05
------------------------------------------------------------------------------------------------
  7.  Embotelladora Andina S.A.
                                                 Food & Beverage            Chile         1.88
------------------------------------------------------------------------------------------------
  8.  Compania Peruana de Telefonos S.A.
                                               Telecommunications           Peru          1.87
------------------------------------------------------------------------------------------------
  9.  Grupo Carso, S.A. de C.V.
                                                Holding Companies          Mexico         1.68
------------------------------------------------------------------------------------------------
 10.  Companhia Tecidos Norte de Minas
      Gerais                                        Textiles               Brazil         1.67
------------------------------------------------------------------------------------------------

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THE LATIN AMERICA EQUITY FUND, INC.
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              SUMMARY OF INVESTMENTS BY COUNTRY/REGION (unaudited)

                                                                                       PERCENT OF
                                  COUNTRY/REGION                                       NET ASSETS         VALUE
-----------------------------------------------------------------------------------  ---------------  --------------
ARGENTINA..........................................................................         15.93     $   20,440,500
BOLIVIA............................................................................          0.65            831,250
BRAZIL.............................................................................         22.87         29,363,017
CHILE..............................................................................         27.60         35,431,886
COLOMBIA...........................................................................          0.71            912,638
ECUADOR............................................................................          0.85          1,097,600
LATIN AMERICA......................................................................          2.66          3,417,415
MEXICO.............................................................................         15.28         19,614,800
PERU...............................................................................          4.10          5,259,817
PUERTO RICO........................................................................          1.05          1,351,425
VENEZUELA..........................................................................          2.43          3,123,570
                                                                                            -----     --------------
    TOTAL INVESTMENTS..............................................................         94.13     $  120,843,918
                                                                                            -----     --------------
                                                                                            -----     --------------

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                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             EQUITY OR EQUITY-LINKED SECURITIES-89.18%
             ARGENTINA-11.10%
             AUTO PARTS-0.02%
        1,600   Fric Rot S.A.................................................................. $     23,996
                                                                                               ------------
             BANKING-1.39%
        3,700   Banco de Galicia y Buenos Aires S.A. ADS, Class B.............................       76,313
       44,850   Banco Frances del Rio de la
                Plata S.A....................................................................       396,863
       49,000   Banco Frances del Rio de la
                Plata S.A. ADS...............................................................     1,316,875
                                                                                               ------------
                                                                                                  1,790,051
                                                                                               ------------
             FOOD AND BEVERAGE-0.46%
           19   Buenos Aires Embotelladora S.A................................................       20,042
        8,900   Buenos Aires Embotelladora S.A. ADS...........................................      183,562
       24,600   Quilmes Industrial S.A........................................................      383,760
                                                                                               ------------
                                                                                                    587,364
                                                                                               ------------
             NATURAL GAS-4.99%
    1,403,504   Camuzzi Argentina S.A.*.......................................................    2,670,096
      177,900   Capex S.A.....................................................................    1,298,475
      144,000   Perez Companc S.A., Class B...................................................      763,086
          421   Sodigas del Sur S.A.*.........................................................      782,591
          583   Sodigas Pampeana S.A.*........................................................      886,936
                                                                                               ------------
                                                                                                  6,401,184
                                                                                               ------------
             OIL-0.61%
       36,165   YPF Sociedad Anonima..........................................................      777,431
          100   YPF Sociedad Anonima ADS......................................................        2,162
                                                                                               ------------
                                                                                                    779,593
                                                                                               ------------
             REAL ESTATE-0.27%
      139,419   Inversiones y
                Representaciones S.A.........................................................       351,283
                                                                                               ------------
             TELECOMMUNICATIONS-2.89%
      237,966   Argentine Cellular Communications (Holdings) Ltd.*+...........................    1,249,322
       39,500   Telecom Argentina STET-France Telecom S.A. ADS................................    1,881,188
       21,200   Telefonica de Argentina S.A. ADS..............................................      577,700
                                                                                               ------------
                                                                                                  3,708,210
                                                                                               ------------

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             UTILITIES-0.47%
       31,700   Central Puerto S.A. ADR++..................................................... $    602,300
                                                                                               ------------
             TOTAL ARGENTINA (Cost $14,021,865)..............................................    14,243,981
                                                                                               ------------
             BOLIVIA-0.65%
             UTILITIES-0.65%
       25,000   Compania Boliviana de Energia Electrica S.A. (Cost $600,000)..................      831,250
                                                                                               ------------
             BRAZIL-22.87%
             BANKING-1.78%
   97,262,688   Banco Bradesco S.A. ON (a)....................................................      750,522
  103,562,090   Banco Bradesco S.A. PN (b)....................................................      905,682
   55,382,000   Banco do Brasil S.A. PN.......................................................      626,783
                                                                                               ------------
                                                                                                  2,282,987
                                                                                               ------------
             BUSINESS SERVICES-0.55%
      960,000   Multibras S.A. PN.............................................................      711,148
                                                                                               ------------
             CHEMICALS AND PETROLEUM PRODUCTS-1.26%
   18,869,333   Petroleo Brasileiro S.A. PN...................................................    1,611,159
                                                                                               ------------
             CONSUMER GOODS-0.12%
           50   Ficap Marvin PN...............................................................            3
  373,587,000   Tec Toy Industria e Comercio PN+..............................................      153,747
                                                                                               ------------
                                                                                                    153,750
                                                                                               ------------
             FOOD AND BEVERAGE-2.52%
    3,363,202   Companhia Cervejaria Brahma PN................................................    1,384,140
    1,298,000   Santista Alimentos S.A. ON+...................................................    1,669,325
      330,240   Serrana S.A. PN+..............................................................      186,874
                                                                                               ------------
                                                                                                  3,240,339
                                                                                               ------------
             HOLDING COMPANIES-1.23%
      715,000   Brasmotor S.A. PN.............................................................      141,977
    2,633,500   Investimentos Itau S.A. PN....................................................    1,436,036
                                                                                               ------------
                                                                                                  1,578,013
                                                                                               ------------
             MANUFACTURING-0.88%
   32,712,935   Continental 2001 S.A.-Utilidades Domesticas PN................................      403,884
  362,420,000   Refrigeracao Parana S.A. PN...................................................      723,386
                                                                                               ------------
                                                                                                  1,127,270
                                                                                               ------------

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             MINING-0.64%
    4,978,600   Companhia Vale do Rio Doce PN................................................. $    819,565
                                                                                               ------------
             RETAIL-1.49%
   72,870,266   Lojas Americanas S.A. PN......................................................    1,709,390
       36,600   Makro Atacadista, S.A. GDR+,++................................................      208,071
                                                                                               ------------
                                                                                                  1,917,461
                                                                                               ------------
             STEEL-1.73%
        4,065   Bardella S.A. PN..............................................................      334,585
   46,446,840   Companhia Siderurgica
                Nacional ON..................................................................       955,745
       40,000   Usinas Siderurgicas de Minas Gerais S.A. ADR++................................      338,400
  722,693,000   Usinas Siderurgicas de Minas Gerais S.A. PN...................................      587,404
                                                                                               ------------
                                                                                                  2,216,134
                                                                                               ------------
             TELECOMMUNICATIONS-0.67%
    2,094,000   Telecomunicacoes do
                Parana S.A. ON...............................................................       646,330
      210,000   Telecomunicacoes do
                Parana S.A. PN...............................................................        66,763
    1,760,000   Telecomunicacoes do Rio de Janeiro S.A. PN+...................................      151,563
                                                                                               ------------
                                                                                                    864,656
                                                                                               ------------
             TEXTILES-1.67%
    6,414,500   Cia. Tecidos Norte de
                Minas Gerais PN..............................................................     2,144,876
                                                                                               ------------
             TRANSPORTATION-0.33%
    2,896,990   Marcopolo S.A. PNB............................................................      429,206
                                                                                               ------------
             UTILITIES-8.00%
   20,005,166   Centrais Eletricas
                Brasileiras S.A. ON..........................................................     5,413,199
    3,631,761   Centrais Eletricas
                Brasileiras S.A. PN..........................................................       982,718
    1,509,300   Centrais Eletricas de
                Santa Catarin PN+............................................................       729,843
   67,021,143   Companhia Energetica de Minas Gerais PN.......................................    1,482,540
   34,217,450   Companhia Paulista de Forca e Luz ON..........................................    1,658,153
                                                                                               ------------
                                                                                                 10,266,453
                                                                                               ------------
             TOTAL BRAZIL (Cost $35,586,150).................................................    29,363,017
                                                                                               ------------
             CHILE-27.48%
             BANKING-3.38%
      443,129   Banco de Credito e Inversiones................................................    3,817,727
    5,783,975   Banco Osorno y La Union, Class A..............................................      373,734
       37,029   Bice Corp S.A.................................................................      154,952
                                                                                               ------------
                                                                                                  4,346,413
                                                                                               ------------
                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------

             CONSUMER DURABLES-0.01%
       57,385   Companias Cic S.A............................................................. $     15,397
                                                                                               ------------
             CONSUMER PRODUCTS-0.91%
      898,387   Bata Chile S.A................................................................      132,685
   17,883,587   Compania Tecno Industrial S.A.................................................    1,034,937
                                                                                               ------------
                                                                                                  1,167,622
                                                                                               ------------
             ELECTRIC DISTRIBUTION-4.19%
       16,200   Chilectra S.A. ADR++..........................................................      810,000
       47,780   Emelsa S.A....................................................................    1,094,853
    3,585,787   Enersis S.A...................................................................    1,977,148
      297,104   Enersis S.A. Rights (expiring 1/13/96)+.......................................        1,104
       57,500   Sociedad Austral de
                Electricidad S.A.............................................................     1,479,077
                                                                                               ------------
                                                                                                  5,362,182
                                                                                               ------------
             ELECTRIC GENERATION-2.81%
       22,700   Chilgener S.A. ADS............................................................      567,500
      366,108   Empresa Electrica Pilmaiquen S.A..............................................      405,535
    2,536,553   Empresa Nacional de
                Electricidad S.A.............................................................     1,841,928
       34,900   Empresa Nacional de
                Electricidad S.A. ADS........................................................       793,975
                                                                                               ------------
                                                                                                  3,608,938
                                                                                               ------------
             ENGINEERING AND CONSTRUCTION-0.65%
       60,426   Besalco S.A...................................................................      232,036
      950,400   Maderas y Sinteticos Sociedad Anonima.........................................      608,256
                                                                                               ------------
                                                                                                    840,292
                                                                                               ------------
             FERTILIZER-1.56%
      357,429   Sociedad Quimica y Minera de Chile S.A., Class A..............................    1,698,063
       63,571   Sociedad Quimica y Minera de Chile S.A., Class B..............................      298,725
                                                                                               ------------
                                                                                                  1,996,788
                                                                                               ------------
             FINANCIAL SERVICES-0.82%
       17,000   Administradora de Fondos de Pensiones Provida S.A. ADS........................      469,625
      391,283   Invercap S.A..................................................................      587,526
                                                                                               ------------
                                                                                                  1,057,151
                                                                                               ------------
             FISHERY-0.34%
    1,204,818   Pesquera Itata S.A............................................................      379,610
       64,259   Sociedad Pesquera Coloso S.A..................................................       52,989
                                                                                               ------------
                                                                                                    432,599
                                                                                               ------------

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             FOOD AND BEVERAGE--5.54%
      149,568   Compania Cervecerias
                Unidas, S.A..................................................................  $    690,314
      403,481   Embotelladora Andina S.A......................................................    2,408,471
    3,936,442   Embotelladora Polar S.A.......................................................    1,947,630
    6,750,000   Empresas Iansa S.A............................................................    1,794,462
      182,729   Empresas Santa Carolina S.A...................................................      224,897
      912,650   Jugos Concentrados S.A........................................................       45,342
                                                                                               ------------
                                                                                                  7,111,116
                                                                                               ------------
             FORESTRY-3.09%
      166,194   Compania Chilena de
                Fosforos S.A.................................................................       556,366
      349,505   Compania de Petreoleos de
                Chile S.A....................................................................     1,496,957
       81,159   Compania Manufacturera de Papeles y Cartones S.A..............................    1,068,802
      596,502   Forestal Terranova............................................................      844,280
                                                                                               ------------
                                                                                                  3,966,405
                                                                                               ------------
             INSURANCE--0.19%
      217,878   Cia. de Seguros la Prevision
                Vida S.A.....................................................................       247,456
                                                                                               ------------
             MINING-0.79%
      199,000   Antofagasta Holdings P.L.C....................................................      904,253
          758   Sociedad Punta del
                Cobre S.A., Class A..........................................................       106,351
                                                                                               ------------
                                                                                                  1,010,604
                                                                                               ------------
             PACKAGING-0.16%
      303,788   Envases del Pacifico S.A......................................................      209,380
                                                                                               ------------
             PHARMACEUTICALS-0.77%
    1,653,600   Laboratorio Chile S.A.........................................................      989,514
                                                                                               ------------
             STEEL-1.32%
      391,283   Compania de Aceros del
                Pacifico S.A.................................................................     1,690,343
                                                                                               ------------
             TELECOMMUNICATIONS-0.94%
      133,834   Empresa Nacional de Telecomunicaciones S.A....................................    1,200,800
                                                                                               ------------
             WHOLESALE COMMERCE-0.01%
       44,365   Zona Franca de Iquique S.A....................................................       19,657
                                                                                               ------------
             TOTAL CHILE (Cost $19,125,509)..................................................    35,272,657
                                                                                               ------------
             COLOMBIA-0.71%
             BANKING-0.71%
          133   Banco de Bogota...............................................................          638

  PAR (000)
-------------
U.S.$   1,200   Banco de Colombia Senior Subordinated Convertible Notes
                5.20%, 02/01/99++............................................................       912,000
                                                                                               ------------
             TOTAL COLOMBIA (Cost $1,301,410)................................................       912,638
                                                                                               ------------
                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------

             ECUADOR-0.85%
             CEMENT-0.85%
        6,272   La Cemento Nacional Ecuador GDR++ (Cost $1,368,292)........................... $  1,097,600
                                                                                               ------------
             LATIN AMERICA-2.66%
             FOOD AND BEVERAGE-1.22%
       49,000   Panamerican Beverages, Inc., Class A..........................................    1,568,000
                                                                                               ------------
             TELECOMMUNICATIONS-1.44%
        4,660   International Wireless Communications, Inc.,
                Series D*+...................................................................     1,747,500
          271   International Wireless Communications, Inc.,
                Series F*+...................................................................       101,625
           16   International Wireless Communications, Inc. Warrants (expiring 12/31/98)*+....          290
                                                                                               ------------
                                                                                                  1,849,415
                                                                                               ------------
             TOTAL LATIN AMERICA (Cost $2,656,213)...........................................     3,417,415
                                                                                               ------------
             MEXICO-15.28%
             CEMENT-1.24%
      388,100   Apasco, S.A. de C.V...........................................................    1,589,625
                                                                                               ------------
             ENGINEERING & CONSTRUCTION-0.84%
       74,300   Corporacion GEO, S.A. de C.V. ADR+,++.........................................      873,025
       73,160   Corporacion GEO, S.A. de C.V., Series B.......................................      211,941
                                                                                               ------------
                                                                                                  1,084,966
                                                                                               ------------
             FOOD AND BEVERAGE-4.43%
       65,900   Coca-Cola Femsa, S.A. de C.V., ADS............................................    1,219,150
      352,700   Fomento Economico Mexicano, S.A. de C.V., Class B.............................      792,718
      375,237   Grupo Industrial Bimbo, S.A. de C.V., Class A.................................    1,551,531
      448,000   Grupo Modelo, S.A. de C.V., Series C..........................................    2,119,508
                                                                                               ------------
                                                                                                  5,682,907
                                                                                               ------------

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             HOLDING COMPANIES-3.81%
      527,958   Corporacion Industrial SanLuis, S.A. de C.V. CPO.............................. $  2,737,307
      399,000   Grupo Carso, S.A. de C.V., Class A1+..........................................    2,151,445
                                                                                               ------------
                                                                                                  4,888,752
                                                                                               ------------
             PAPER PRODUCTS-1.23%
      105,100   Kimberly Clark de Mexico, S.A. de C.V., Class A...............................    1,585,695
                                                                                               ------------
             RETAIL-1.59%
      320,000   Fotoluz Corporacion S.A., Class B+............................................       17,421
       51,000   Grupo Casa Autrey, S.A. de C.V. ADS+..........................................      682,125
      313,000   Grupo Elektra, S.A. de C.V. CPO...............................................    1,338,821
                                                                                               ------------
                                                                                                  2,038,367
                                                                                               ------------
             STEEL-2.01%
       37,070   Grupo Simec, S.A. de C.V., ADS+...............................................      231,687
      519,010   Grupo Simec, S.A. de C.V., Series B+..........................................      178,273
      418,000   Hylsamex, S.A de C.V., Class B+...............................................    1,506,209
       31,000   Tubos de Acero de Mexico S.A.+................................................      226,222
       63,100   Tubos de Acero de Mexico S.A. ADR+............................................      441,700
                                                                                               ------------
                                                                                                  2,584,091
                                                                                               ------------
             TOURISM-0.13%
       41,836   Grupo Situr, S.A. de C.V. ADS+,++.............................................      122,893
      117,619   Grupo Situr, S.A. de C.V., Series B+..........................................       37,504
                                                                                               ------------
                                                                                                    160,397
                                                                                               ------------
             TOTAL MEXICO (Cost $24,289,503).................................................    19,614,800
                                                                                               ------------
             PERU-4.10%
             ELECTRIC DISTRIBUTION-1.12%
    1,369,000   Ontario - Quinta A.V.V.*......................................................    1,429,920
                                                                                               ------------
             ENGINEERING AND CONSTRUCTION-0.84%
       85,521   Cementos Lima S.A.++..........................................................    1,081,845
                                                                                               ------------
             TELECOMMUNICATIONS-2.14%
    1,118,578   Telefonica del Peru S.A., Series B............................................    2,399,552

  PAR (000)
-------------
U.S.$     410   Tele 2000 S.A., Convertible Notes, 9.75%, 04/14/97++..........................      348,500
                                                                                               ------------
                                                                                                  2,748,052
                                                                                               ------------
             TOTAL PERU (Cost $3,466,349)....................................................     5,259,817
                                                                                               ------------
                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             PUERTO RICO-1.05%
             TELECOMMUNICATIONS-1.05%
       48,700   Cellular Communications of Puerto Rico, Inc.+ (Cost $807,249)................. $  1,351,425
                                                                                               ------------
             VENEZUELA-2.43%
             CEMENT-0.65%
      681,283   C.A. Venezolana de Cementos, S.A.C.A., Class 1................................      836,704
        1,651   C.A. Venezolana de Cementos, S.A.C.A., Class 2................................        1,775
                                                                                               ------------
                                                                                                    838,479
                                                                                               ------------
             ENGINEERING AND CONSTRUCTION-0.41%
           78   Siderurgica Venezolana S.A.I.C.A..............................................           25
      282,400   Siderurgica Venezolana S.A.I.C.A. ADR.........................................      529,500
                                                                                               ------------
                                                                                                    529,525
                                                                                               ------------
             FOOD AND BEVERAGE-0.53%
      173,235   Mavesa S.A. ADR+..............................................................      671,286
        2,075   Mavesa S.A. ADR+,++...........................................................        8,040
                                                                                               ------------
                                                                                                    679,326
                                                                                               ------------
             MANUFACTURING-0.03%
       27,733   Ceramica Carabobo, C.A., Class A..............................................       24,079
       13,866   Ceramica Carabobo, C.A., Class B..............................................       10,822
                                                                                               ------------
                                                                                                     34,901
                                                                                               ------------
             TELECOMMUNICATIONS-0.26%
       40,160   Venworld Telecommunications*+++...............................................      334,541
                                                                                               ------------
             TEXTILES-0.07%
      966,000   Mantex S.A.I.C.A..............................................................       82,505
       68,553   Sudamtex de Venezuela, C.A., Class B..........................................        6,259
                                                                                               ------------
                                                                                                     88,764
                                                                                               ------------
             UTILITIES-0.48%
      904,516   C.A. La Electricidad de Caracas, SAICA-SACA...................................      618,034
                                                                                               ------------
             TOTAL VENEZUELA (Cost $4,446,588)...............................................     3,123,570
                                                                                               ------------
             TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $107,669,128)....................   114,488,170
                                                                                               ------------

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

     PAR                                                                                          VALUE
    (000)                                      DESCRIPTION                                       (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             FIXED OR FLOATING RATE INVESTMENTS-4.83%
             ARGENTINA-4.83%
U.S.$       1   Republic of Argentina, Bocon,
                Pre 2 PIK, FRN 5.8125%, 04/01/01 (Cost $395)(c)..............................  $        425
                                                                                               ------------
        8,750   Republic of Argentina FRN Series L Note
                6.8125%, 03/31/05 (Cost $5,922,993)(d)(e)....................................     6,196,094
                                                                                               ------------
             TOTAL FIXED OR FLOATING RATE INVESTMENTS (Cost $5,923,388)......................     6,196,519
                                                                                               ------------

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             SHORT-TERM INVESTMENTS-0.12%
             CHILEAN MUTUAL FUNDS-0.12%
   CLP 10,592   Fondo Mutuo Operacional BanChile.............................................. $    109,279
          602   Fondo Mutuo Security Check....................................................        2,241
        9,066   Fondo Mutuo Security Premium..................................................       47,709
                                                                                               ------------
             TOTAL CHILEAN MUTUAL FUNDS (Cost $158,155)......................................       159,229
                                                                                               ------------

               TOTAL INVESTMENTS
                (Cost $113,750,671)
                (Notes A, D)............................................................  94.13%   120,843,918
               CASH AND OTHER ASSETS IN
               EXCESS OF LIABILITIES....................................................  5.87%      7,533,190
                                                                                          -----   ------------
               NET ASSETS...............................................................  100.00% $128,377,108
                                                                                          -----   ------------
                                                                                          -----   ------------

----------------------------------
    *  Not readily marketable security.

    +  Non-income producing security.

   ++ SEC Rule 144A Security. Such securities are traded only among "qualified institutional buyers".

    ++  Restricted security (See Note F).

  (a) With an additional 2,274,197 rights attached, expiring 1/15/96, with no market value.

  (b) With an additional 2,421,489 rights attached, expiring 1/15/96, with no market value.

  (c) Adjustable rate; rate reset based on one-month London Interbank Offered Rate (LIBOR).

  (d)  Brady Bond.

  (e) Adjustable rate; rate reset based on 6 month London Interbank Offered Rate (LIBOR) plus 0.8125%.

 ADR  American Depositary Receipts.

 ADS  American Depositary Shares.

 CLP  Chilean pesos.

 FRN  Floating Rate Notes.

 GDS  Global Depositary Shares.

  ON  Ordinary Shares.

 PIK  Payment-in-kind.

  PN  Preferred Shares.

 U.S.$  United States dollars.

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
  Investments, at value (Cost $113,750,671) (Note
   A)                                               $   120,843,918
  Cash (including $82,378 of foreign currency
   holdings
   with a cost of $120,120) (Note A)                      9,333,441
  Receivables:
    Interest                                                218,385
    Dividends                                               183,629
  Prepaid expenses and other assets                          37,648
                                                    ---------------
  Total Assets                                          130,617,021
                                                    ---------------
LIABILITIES:
  Payables:
    Investments purchased                                 1,567,259
    Advisory fees (Note B)                                  343,098
    Administration fees (Note B)                             15,196
    Other accrued expenses                                  314,360
                                                    ---------------
  Total Liabilities                                       2,239,913
                                                    ---------------
NET ASSETS (applicable to 8,597,398 shares of
 common stock outstanding) (Note C)                 $   128,377,108
                                                    ---------------
                                                    ---------------
NET ASSET VALUE PER SHARE ($128,377,108
  DIVIDED BY 8,597,398)                                      $14.93
                                                    ---------------
                                                    ---------------
Net assets consist of:
  Capital stock, $0.001 par value; 8,597,398
   shares issued and outstanding
   (100,000,000 shares authorized)                  $         8,597
  Paid-in capital                                       132,502,463
  Undistributed net investment income                       475,017
  Accumulated net realized loss on investments and
   foreign currency related transactions                (11,664,058)
  Net unrealized appreciation in value of
   investments and translation of other assets and
   liabilities denominated in foreign currencies          7,055,089
                                                    ---------------
Net assets applicable to shares outstanding         $   128,377,108
                                                    ---------------
                                                    ---------------

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Income (Note A):
    Dividends                                       $       2,879,820
    Interest                                                  503,206
    Less: Foreign taxes withheld                             (165,298)
                                                    -----------------
    Total Investment Income                                 3,217,728
                                                    -----------------
  Expenses:
    Investment advisory fees (Note B)                       1,604,820
    Administration fees (Note B)                              291,914
    Custodian fees (Note B)                                   219,049
    Audit and legal fees                                       82,479
    Printing                                                   60,346
    Insurance                                                  46,000
    Transfer agent fees                                        42,072
    Amortization of organizational costs                       39,811
    Accounting fees                                            37,045
    Directors' fees                                            27,913
    Other                                                      70,129
    Chilean repatriation tax (Note A)                         291,914
                                                    -----------------
    Total Expenses                                          2,813,492
                                                    -----------------
    Less: Fee waivers (Note B)                               (147,106)
                                                    -----------------
      Net Expenses                                          2,666,386
                                                    -----------------
    Net Investment Income                                     551,342
                                                    -----------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND
 FOREIGN CURRENCY RELATED TRANSACTIONS:
    Net realized loss from:
      Investments                                         (11,543,082)
      Foreign currency related transactions                    (8,873)
    Net change in unrealized appreciation in value
     of investments and translation
     of other assets and liabilities denominated
     in foreign currencies                                (12,583,670)
                                                    -----------------
    Net realized and unrealized loss on
     investments and foreign currency related
     transactions                                         (24,135,625)
                                                    -----------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                         $     (23,584,283)
                                                    -----------------
                                                    -----------------

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                               FOR THE YEAR ENDED DECEMBER 31,
                                               --------------------------------
                                                     1995              1994
                                               -----------------   ------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
    Net investment income                        $       551,342   $     55,316
    Net realized gain/(loss) on investments
     and foreign currency related
     transactions                                    (11,551,955)    28,496,941
    Net change in unrealized apppreciation in
     value of investments and
     translation of other assets and
     liabilities denominated in foreign
     currencies                                      (12,583,670)   (31,478,781)
                                               -----------------   ------------
    Net decrease in net assets resulting from
     operations                                      (23,584,283)    (2,926,524)
                                               -----------------   ------------
  Dividends and distributions to shareholders
   from:
    Net investment income                                (46,502)    (1,030,281)
    Net realized gains on investments                 (2,015,530)   (26,494,804)
                                               -----------------   ------------
    Total dividends and distributions to
     shareholders                                     (2,062,032)   (27,525,085)
                                               -----------------   ------------
  Capital share transactions (Note C):
    Proceeds from the sale of 2,513,370
     shares in rights offering                                --     48,333,990
    Proceeds from 50,687 and 6,612 shares,
     respectively, issued in
     reinvestment of dividends                           819,530        162,828
    Offering costs charged to capital                         --       (490,000)
    Reduction of offering costs charged to
     capital                                              75,659             --
                                               -----------------   ------------
    Net increase in net assets resulting from
     capital share transactions                          895,189     48,006,818
                                               -----------------   ------------
    Total increase/(decrease) in net assets          (24,751,126)    17,555,209

NET ASSETS:
  Beginning of year                                  153,128,234    135,573,025
                                               -----------------   ------------
  End of year (including undistributed net
   investment income of
   $475,017 and $35,289, respectively)           $   128,377,108   $153,128,234
                                               -----------------   ------------
                                               -----------------   ------------

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                 FOR THE PERIOD
                                                                                                                   OCTOBER 30,
                                                                      FOR THE YEAR ENDED DECEMBER 31,             1991* THROUGH
                                                             -------------------------------------------------    DECEMBER 31,
                                                                1995        1994+        1993+         1992           1991
                                                             ----------   ----------   ----------   ----------   ---------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $17.92       $22.50       $14.37       $15.44         $ 13.85**
                                                             ----------   ----------   ----------   ----------       -------
  Net investment income                                          0.06         0.01         0.11         0.21            0.06
  Net realized and unrealized gain/(loss) on investments
   and foreign currency related transactions                    (2.81)        0.96         8.75         0.43            1.60
                                                             ----------   ----------   ----------   ----------       -------
  Net increase/(decrease) in net assets resulting from
   operations                                                   (2.75)        0.97         8.86         0.64            1.66
                                                             ----------   ----------   ----------   ----------       -------
  Dividends and distributions to shareholders:
    From net investment income                                     --        (0.17)          --        (0.21)          (0.06)
    From net realized gains on investments and foreign
     currency related transactions                              (0.24)       (3.10)       (0.75)       (1.32)          (0.01)
    In excess of net realized gains                                --           --           --        (0.18)             --
                                                             ----------   ----------   ----------   ----------       -------
  Total dividends and distributions to shareholders             (0.24)       (3.27)       (0.75)       (1.71)          (0.07)
                                                             ----------   ----------   ----------   ----------       -------
  Effect of reversal of accrued offering costs                     --           --         0.02           --              --
  Dilution due to capital share rights offering                    --        (2.28)          --           --              --
                                                             ----------   ----------   ----------   ----------       -------
  Net asset value, end of period                               $14.93       $17.92       $22.50       $14.37         $ 15.44
                                                             ----------   ----------   ----------   ----------       -------
                                                             ----------   ----------   ----------   ----------       -------
  Market value, end of period                                  $12.875      $17.625      $25.625      $14.000        $13.500
                                                             ----------   ----------   ----------   ----------       -------
                                                             ----------   ----------   ----------   ----------       -------
  Total investment return (a)                                  (25.65)%     (17.78)%(d)    89.35%      16.49%          (2.73)%
                                                             ----------   ----------   ----------   ----------       -------
                                                             ----------   ----------   ----------   ----------       -------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                    $128,377     $153,128     $135,573      $86,359         $92,751
  Ratio of expenses to average net assets                        1.81%(f)     1.70%(e)     2.00%        2.20%           2.35%(b)
  Ratio of net investment income to average net assets           0.64%(f)     0.28%(e)     0.63%        1.27%           2.46%(b)
  Portfolio turnover                                            27.05%       68.46%       49.48%       68.70%          11.58%(c)

------------------------------
  * Commencement of investment operations.
 ** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.10 per share.
 +  Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized. In addition, such returns have been restated to reflect the reinvestment of dividends and distributions, if any, on the ex-dividend date.
(b) Annualized.
(c) Not annualized.
(d) Excludes the dilutive effect of rights offering.
(e) Ratios do not include effect of taxes. For the year ended December 31, 1994, the ratios of expenses to average net assets and net investment income to average net assets would have been 1.94% and 0.04%, respectively, with the inclusion of the taxes.
(f) Ratios are presented net of fee waivers and do not include the effect of repatriation taxes. Without fee waivers and including the effect of repatriation taxes, the ratios of expenses to average net assets and net investment income to average net assets would have been 2.15% and 0.31%, respectively.

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Latin America Equity Fund, Inc. (the "Fund") was incorpo rated in Maryland on September 16, 1991 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

  PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The preparation of financial statements requires the use of estimates by management, principally the valuation of non-publicly traded securities. Accordingly, the Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1995, the Fund held 7.2% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $9,033,320 and fair value of $9,202,821. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

  CASH: Deposits held at Brown Brothers & Harriman Co. (Grand Cayman), the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1995, the interest rate was 4.94% which resets on a daily basis. Amounts are generally available on the same business day.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

  TAXES: No provision is made for U.S. federal income or excise tax as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

  At December 31, 1995, the Fund had a capital loss carryover of $7,132,493 which expires in 2003.

  For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 1995, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such realized capital losses of $4,434,331.

  Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by Latin American countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

  The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the year ended December 31, 1995, the Fund incurred $291,914 of such taxes.

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)

  FOREIGN CURRENCY  TRANSLATIONS:    The  books and  records  of  the  Fund  are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

  The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

  Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

  Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any, although it currently expects to distribute such gains. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

  The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

  At December 31, 1995, the Fund reclassified $65,112 of realized foreign currency losses to undistributed net investment income.

  OTHER:   Securities denominated  in  currencies other  than U.S.  dollars  are subject to changes in value due to fluctuations in exchange rates.

  Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as specified in the Fund's prospectus.

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)

  The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

  The Fund, subject to local investment limitations, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

  The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $150 million. BEA has agreed to waive its portion of the advisory fee previously payable to Merchant Bankers Asociados S.A., Patrimonio Planejamento Financeiro Ltda., and Acci Worldwide S.A. de C.V. (the "Sub-Advisers"), who had been employed by the Fund as sub-advisers through March 1, 1994, August 15, 1994, and November 16, 1994, respectively. In addition, BEA receives from the Fund an administration fee, which represents a reimbursement of certain Fund expenses. For the year ended December 31, 1995, advisory and administration fees amounted to $1,604,820 and $12,064, respectively, of which BEA waived $147,106 in advisory fees previously payable to its Sub-Advisers.

  Celfin Servicios Financieros Limitada (formerly Celfin Agente de Valores Limitada) ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. In return for its services, Celfin is paid a fee out of the advisory fees payable to BEA, computed weekly and paid quarterly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Chile. For the year ended December 31, 1995, these sub-advisory fees amounted to $79,891.

  Through July 27, 1995, PFPC Inc. ("PFPC") served as the Fund's U.S. administrator. The Fund paid PFPC a fee that was computed weekly and paid quarterly at an annual rate of 0.10% of the value of the Fund's average weekly net assets, which was subject to a minimum annual fee. For the period January 1, 1995 through July 27, 1995, PFPC earned $73,862 for administrative services.

  Effective July 28, 1995, Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued) first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the period July 28, 1995 through December 31, 1995, BSFM earned $53,714 for administrative services.

  BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $61,300 at December 31, 1995) or 0.10% of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,300 at December 31, 1995). For the year ended December 31, 1995, Celfin was paid $60,488 and $6,210 for administration and accounting services, respectively.

  Through June 15, 1995, Banco Bradesco de Investimento S.A. ("Bradesco") served as the Fund's Brazilian Economic Adviser and Administrator. For its services, Bradesco was paid an annual fee by the Fund equal to the greater of $40,000 or 0.10% of the Fund's average weekly net assets invested in Brazil. For the period January 1, 1995 through June 15, 1995, the administration fee amounted to $31,760.

  Through June 15, 1995, Brown Brothers Harriman & Co. ("BBH") served as the custodian for the Fund's U.S. and foreign assets (other than Brazilian and Mexican assets). Banco Bradesco S.A. served as the custodian for the Fund's Brazilian assets and S.D. Indeval, S.A. de C.V., served as custodian for the Fund's Mexican assets. Effective June 16, 1995, BBH serves as the custodian for all of the Fund's U.S. and foreign assets.

  Through September 4, 1995, PNC Bank, N.A. served as the Fund's transfer agent and registrar. Effective September 5, 1995, The First National Bank of Boston serves as the Fund's transfer agent and registrar.

NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 8,597,398 shares outstanding at December 31, 1995, BEA owned 7,169 shares.

  During the year ended December 31, 1994, the Fund issued 2,513,370 shares in connection with a rights offering of the Fund's shares. Shareholders of record on October 3, 1994 were issued one nontransferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $19.98 per share. Shareholders who fully exercised all the rights issued to them in the Primary Subscription were allowed to purchase additional shares at the same price under an overallotment agreement. Offering costs of $1,883,142 for sales commissions and $414,341 for expenses attributed to the rights offering were charged to additional paid-in capital.

NOTE D. INVESTMENT TRANSACTIONS
For U.S. federal income tax purposes, the cost of securities owned at December 31, 1995 was $113,847,905. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $6,996,013, was composed of gross appreciation of $28,293,416 for those investments having an excess of value over cost and gross depreciation of $21,297,403 for those investments having an excess of cost over value.

  For the year ended December 31, 1995, purchases and sales of securities, other than short-term obligations, were $34,192,542 and $39,998,326, respectively.

NOTE E. CREDIT AGREEMENT
The Fund, along with 15 other U.S. registered management investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued) borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 16 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the year ended December 31, 1995.

NOTE F. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value at December 31, 1995, share value of the securities and percent of net assets which the securities comprise.

                                                                               FAIR VALUE
                                   NUMBER OF                                       AT        VALUE PER    PERCENT OF
            SECURITY                SHARES      ACQUISITION DATES     COST      12/31/95       SHARE      NET ASSETS
--------------------------------  -----------  -------------------  ---------  -----------  -----------  -------------
Venworld Telecommunications           40,160     7/30/92 & 8/07/92  $ 817,105   $ 334,541    $    8.33         0.26

NOTE G. QUARTERLY RESULTS OF OPERATIONS (unaudited)

                                                                   NET GAIN/(LOSS)
                                                                    ON INVESTMENT               NET
                                                                     AND FOREIGN        INCREASE/(DECREASE)
                                                   NET                CURRENCY                 IN NET
                             INVESTMENT        INVESTMENT              RELATED            ASSETS RESULTING
                               INCOME         INCOME/(LOSS)         TRANSACTIONS          FROM OPERATIONS         MARKET PRICE
                           ---------------  -----------------   ---------------------   --------------------        ON NYSE
                            TOTAL    PER     TOTAL     PER        TOTAL        PER        TOTAL        PER     ------------------
      QUARTER ENDED         (000)   SHARE    (000)    SHARE       (000)       SHARE       (000)       SHARE      HIGH      LOW
-------------------------  -------  ------  -------  --------   ----------   --------   ----------   -------   --------  --------
March 31, 1995...........  $   403  $ 0.05  $  (153) $  (0.02)  $  (38,960)  $  (4.54)  $  (39,113)  $ (4.56)  $ 16.625  $ 12.000
June 30, 1995............    1,185    0.13      620      0.07       19,887       2.31       20,507      2.38     15.250    12.750
September 30, 1995.......      908    0.11      240      0.03        1,812       0.21        2,052      0.24     16.375    13.375
December 31, 1995........      722    0.08     (156)    (0.02)      (6,874)     (0.79)      (7,030)    (0.81)    13.375    11.375
                           -------  ------  -------  --------   ----------   --------   ----------   -------
    Totals...............  $ 3,218  $ 0.37  $   551  $   0.06   $  (24,135)  $  (2.81)  $  (23,584)  $ (2.75)
                           -------  ------  -------  --------   ----------   --------   ----------   -------
                           -------  ------  -------  --------   ----------   --------   ----------   -------
March 31, 1994...........  $   463  $ 0.08  $  (217) $  (0.04)  $    2,787   $   0.46   $    2,570   $  0.42   $ 30.125  $ 22.750
June 30, 1994............    1,131    0.19      562      0.09      (11,295)     (1.87)     (10,733)    (1.78)    24.875    20.875
September 30, 1994.......      770    0.13      100      0.02       42,113       6.98       42,213      7.00     28.500    23.250
December 31, 1994........      660    0.07     (390)    (0.06)     (36,587)     (4.61)     (36,977)    (4.67)    24.375    16.625
                           -------  ------  -------  --------   ----------   --------   ----------   -------
    Totals...............  $ 3,024  $ 0.47  $    55  $   0.01   $   (2,982)  $   0.96   $   (2,927)  $  0.97
                           -------  ------  -------  --------   ----------   --------   ----------   -------
                           -------  ------  -------  --------   ----------   --------   ----------   -------

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

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                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Latin America Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Latin America Equity Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with the custodian, brokers and issuers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Latin America Equity Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 16, 1996

THE LATIN AMERICA EQUITY FUND, INC.
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             RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (unaudited)

On April 25, 1995, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                VOTES FOR   VOTES WITHHELD  NON-VOTES
--------------------------------------------------------------  ----------  --------------  ----------
Emilio Bassini................................................   6,366,325       205,875     2,019,599
James J. Cattano..............................................   6,358,507       213,693     2,019,599

    In addition to the Directors re-elected at the meeting, Peter Gordon, Michael Hyland, George Landau, Daniel Sigg, and Martin Torino continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1995.

                                                 VOTES FOR   VOTES AGAINST  VOTES WITHHELD   NON-VOTES
                                                 ----------  -------------  ---------------  ----------
                                                  6,384,273     164,724         23,203        2,019,599

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                          TAX INFORMATION (unaudited)

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1995) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $0.24 per share dividend and distribution paid in respect of such fiscal year, $0.11 per share was from net realized short-term capital gains and $0.13 per share was from net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

    The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1995.

    Notification for calendar year 1995 was mailed in January 1996. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

    Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend and distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

    In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

    Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

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                    DESCRIPTION OF DIVIDEND REINVESTMENT AND
                               CASH PURCHASE PLAN
Pursuant to The Latin America Equity Fund, Inc.'s, (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by the broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent,

THE LATIN AMERICA EQUITY FUND, INC.
--------------------------------------------

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                    DESCRIPTION OF DIVIDEND REINVESTMENT AND
                         CASH PURCHASE PLAN (continued)
it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are able to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in the stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644 mail stop 45-02-09 Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

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INVESTMENT ADVISER
BEA Associates
New York, New York

ADMINISTRATOR
Bear Stearns Funds Management Inc.
New York, New York

TRANSFER AGENT AND REGISTRAR
The First National Bank of Boston
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

LEGAL COUNSEL
Willke Farr & Gallagher
New York, New York

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
                               THE LATIN AMERICA
                               EQUITY FUND, INC.
                              --------------------

                               THE LATIN AMERICA
                               EQUITY FUND, INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 1995